                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 12 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  June 15, 2001


                        GlobalNet Financial.com, Inc.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

Delaware                                33-21443             06-1489574
--------------------------------------------------------------------------------
(State or Other Juris-                  (Commission File     (IRS Employer
diction of Incorporation)               Number)              Identification No.)


7284 W. Palmetto Park Road, Suite 210, Boca Raton, Florida  33433
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (561) 417-8053

                                     N/A
--------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)















                              Page 1 of 4 Pages
                      (Exhibit Index appears on page 4)

Item 5.  Other Events

On June 15, 2001, GlobalNet Financial.com, Inc. entered into a merger agreement with New Media SPARK, plc. Additional information with respect to the transactions described herein is included in the press release issued by the Company on June 15, 2001 attached hereto as Exhibit 99.1

Item 7.  Financial Statements and Exhibits.


(c)  Exhibit No.                Description
     -----------                -----------

        99.1                    Press Release dated June 15, 2001.

                                  SIGNATURES



                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GLOBALNET FINANCIAL.COM, INC.



Date:  June 15, 2001            By:  /s/ Ron R. Goldie
                                     --------------------------
                                         Name:  Ron R. Goldie
                                         Title: Secretary

                 EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

                                   Exhibit
                                   -------



        99.1                    Press Release dated June 15, 2001